                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            LOWE'S COMPANIES, INC.

                To Tender 6 1/2% Debentures due March 15, 2029
        In Exchange for Registered 6 1/2% Debentures due March 15, 2029

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            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
              5:00 P.M., NEW YORK CITY TIME, ON AUGUST __, 1999,
                         UNLESS THE OFFER IS EXTENDED

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         To The First National Bank of Chicago (the "Exchange Agent")

 By Registered or Certified Mail:             By Facsimile Transmission                By Overnight Mail or Hand:
 The First National Bank of Chicago      (for Eligible Institutions Only):          The First National Bank of Chicago
  Corporate Trust Administration           The First National Bank of Chicago           Corporate Trust Administration
     One North State Street                       (312) 407- 1708                          One North State Street
  Chicago, Illinois 60670-0126             Attention:  Donna Fanning                     Chicago, Illinois 60670-0126
 Attention:  Donna Fanning                                                                Attention:  Donna Fanning
                                                                                                      or
                                                                                           14 Wall Street, 8th Floor
                                                                                           New York, New York 10005
                                                                                           Attn: Frank Ballantine

   Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

   The undersigned hereby acknowledges receipt of the Prospectus dated July __, 1999 (the "Prospectus") of Lowe's Companies, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 6 1/2% Debentures due March 15, 2029 (the "Registered Debentures"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 6 1/2% Debentures due March 15, 2029 (the "Old Debentures"). The terms of the Registered Debentures are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Debentures for which they may be exchanged pursuant to the Exchange Offer, except that (i) the Registered Debentures have been registered under the Securities Act and, therefore, will not bear legends restricting the transfer thereof and (ii) holders of Registered Debentures will not be entitled to certain rights of holders of Old Debentures under the Registration Rights Agreement. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on August __, 1999, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

   Holders who wish to tender their Old Debentures must, at a minimum, fill in the necessary account information in the table below entitled "Account Information" (the "Account Information Table"), complete columns (1) through (3) in the table below entitled "Description of Old Debentures Tendered" (the "Description Table"), complete and sign in the box below entitled "Registered Holder(s) of Old Debentures Sign Here" and complete the Substitute Form W-9. If a holder wishes to tender less than all of such Old Debentures delivered to the Exchange Agent, column (4) of the Description Table must be completed in full. See Instruction 3.

   Holders of Old Debentures that are tendering by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") can execute the exchange through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the exchange should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the exchange as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the exchange by submitting a notice of guaranteed delivery through ATOP.

   The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned agree to take with respect to the Exchange Offer. Holders who wish to tender their Old Debentures must complete this Letter of Transmittal in its entirety.

   PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

   YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT OR THE COMPANY. SEE INSTRUCTION 9.

   List below the Old Debentures to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

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                    DESCRIPTION OF OLD DEBENTURES TENDERED
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                                                                                     (3)                   (4)
                                                                             Aggregate Principal     Principal Amount
                  (1)                                         (2)                  Amount                Tendered
Name(s) and Address(es) of Registered Holder(s)          Registration          Represented by          (if less than
             (Please fill in)                              Numbers*           Old Debentures**            all)**
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
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                                                           Total
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
*  Need not be completed by book-entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Debentures. All tenders must be in integral multiples of $1,000.

   This Letter of Transmittal is to be used (i) if certificates of Old Debentures are to be forwarded herewith, (ii) if delivery of Old Debentures is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Debentures" in the Prospectus or (iii) if tender of the Old Debentures is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

   The term "Holder" with respect to the Exchange Offer means any person in whose name Old Debentures are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

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                              ACCOUNT INFORMATION

[_] CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution___________________________________________________

If delivered by book-entry transfer:

Account Number_______________________   Transaction Code Number_________________

Holders whose Old Debentures are not immediately available or who cannot deliver their Old Debentures and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Debentures according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

[_] CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)____________________________________________________

Name of Eligible Institution that Guaranteed Delivery___________________________

If delivered by book-entry transfer:

Account Number________________________ Transaction Code Number__________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name______________________________        Address_______________________________

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

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Debentures indicated above in exchange for a like principal amount of the Registered Debentures. Subject to, and effective upon, the acceptance for exchange of such Old Debentures tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Debentures as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Old Debentures to be assigned, transferred and exchanged. The undersigned represents and warrants that (a) it has full power and authority to tender, exchange, assign and transfer the Old Debentures and to acquire Registered Debentures issuable upon the exchange of such tendered Old Debentures; and (b) when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

   The undersigned is the registered owner of all tendered Old Debentures and the undersigned represents that it has received from each beneficial owner of tendered Old Debentures ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

   The undersigned understands that, subject to the terms and conditions of the Exchange Offer, Old Debentures properly tendered and not withdrawn will be exchanged for Registered Debentures. If any amount of tendered Old Debentures is not exchanged for any reason, or if certificates are submitted that evidence a greater principal amount of Old Debentures than the principal amount to be tendered, such unexchanged Old Debentures or Old Debentures for untendered amounts, as the case may be, will be returned, without expense, to the undersigned, either to the book-entry transfer facility account from which tender was effected or to the address below if Old Debentures were tendered in physical form.

   The undersigned hereby represents to the Company that (i) the Registered Debentures acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Registered Debentures, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Registered Debentures. If the undersigned or the person receiving the Registered Debentures covered hereby is a broker-dealer that is receiving the Registered Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Registered Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Registered Debentures, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co., Incorporated (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Registered Debentures covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such Registered Debentures may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

   The undersigned also warrants that it will upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable, to complete the exchange, assignment and transfer of tendered Old Debentures or transfer ownership of such Old Debentures on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Old Debentures by the Company and the issuance of Registered Debentures in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Debentures or the Registered Debentures.

   The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions to Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be, required to exchange any of the Old Debentures tendered hereby and, in such event, the Old Debentures not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

   TENDERS OF OLD DEBENTURES MADE PURSUANT TO THE EXCHANGE OFFER MAY NOT BE WITHDRAWN AFTER 5.00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. A PURPORTED NOTICE OF WITHDRAWAL WILL BE EFFECTIVE ONLY IF DELIVERED TO THE EXCHANGE AGENT IN ACCORDANCE WITH THE SPECIFIC PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER--WITHDRAWAL RIGHTS."

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Debentures may be withdrawn at any time prior to the Expiration Date only in accordance with the procedures set forth in the Instructions contained in the Letter of Transmittal and the Prospectus.

   Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Registered Debentures delivered in exchange for tendered Old Debentures, and any Old Debentures delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned, at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Debentures are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

                       Special Registration Instructions

To be completed ONLY if the Registered Debentures and any Old Debentures delivered herewith but not exchanged are to be issued in the name of someone other than the undersigned or are to be returned by credit to an account maintained by a book-entry transfer facility.

Issue Registered Debentures and any Old Debentures delivered herewith but not exchanged to:

Name_____________________________________________

Address:_________________________________________

        _________________________________________
                (Please print or type)

Credit Registered Debentures and any Old Debentures delivered herewith but not exchanged to the following book-entry transfer facility account:

_________________________________________________
     (Name of book-entry transfer facility)


_________________________________________________
                (Account number)

               Registered Holder(s) of Old Debentures Sign Here
               (In addition, complete Substitute Form W-9 Below)

X_______________________________________________

X_______________________________________________
       (Signature(s) of Registered Holder(s))

   Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Debentures or on a security position listing as the owner of the Old Debentures or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (Please print or type):

Name and Capacity (full title):________________________________________

Address (including zip code):__________________________________________

Area Code and Telephone Number:________________________________________

Dated:___________________________________

            Signature Guarantee (If required -- See Instruction 4)

Authorized Signature:__________________________________________________
                (Signature of Representative of Signature Guarantor)

Name and Title:________________________________________________________

Name of Firm:__________________________________________________________

Area Code and Telephone Number:________________________________________
                         (Please print or type)

Dated:_____________________________________

                         Special Delivery Instructions

To be completed ONLY if the Registered Debentures and any Old Debentures delivered herewith but not exchanged are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Old Debentures Tendered."

Mail Registered Debentures and any Old Debentures delivered herewith but not exchanged to:

Name_______________________________________

Address:___________________________________

        ___________________________________
              (Please print or type)